UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K
                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              May 1, 2002
               Date of Report (Date of earliest event reported)

                          TDK Mediactive, Inc.
           (Exact name of registrant as specified in its charter)

        Delaware                 0-28604                   95-4264046
(State or other jurisdiction   (Commission              (IRS Employer of
incorporation)                  File Number)            Identification No.)

         26115 Mureau Road, Suite B, Calabasas, California  91302-3126
              (Address of principal executive offices)      (Zip Code)


                                (818) 878-0505
            (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits


       99.1     Press release dated May 1, 2002 of TDK Mediactive, Inc.


ITEM 9.  REGULATION FD DISCLOSURE

     On May 1, 2002, TDK Mediactive, Inc. (the "Company") issued a press release relating to its results of operations for the fiscal year ended March 31, 2002, and providing guidance for its fiscal year ending March 31, 2002. A copy of such press release is attached as an exhibit hereto and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TDK Mediactive, Inc.

                                 By: /s/ Martin G. Paravato
                                     ------------------------------
                                      Martin G. Paravato
                                      Chief Financial Officer


Date: May 1, 2002